As filed with the Securities and Exchange Commission on August 15, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                         1-5706                58-0971455
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 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

    8000 Tower Point Drive, Charlotte, NC                            28227
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  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           ---------------


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

     On August 14, 2006, Metromedia International Group, Inc. (the "Company"), the owner of interests in communications businesses in the country of Georgia, announced that it has elected to postpone issuance of preliminary financial results, through December 31, 2005, for its Magticom business venture as previously proposed in its July 13, 2006 press release. The Company remains committed to releasing preliminary prior period Magticom financial results as soon as all related material information can be disclosed in suitable detail and presently expects such information release will be possible before the end of September 2006.

     The press releases announcing this matter is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

     99.1 Press Release of Metromedia International Group, Inc., dated August 14, 2006.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By: /S/ HAROLD F. PYLE, III
                                        ----------------------------------------
                                        Name:  Harold F. Pyle, III
                                        Title: Executive Vice President Finance,
                                               Chief Financial Officer and
                                               Treasurer

Date: August 15, 2006
Charlotte, NC